UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ticker Symbol: (TDVFX)

ANNUAL REPORT

SEPTEMBER 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-99TOWLE (888-998-6953) or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at 1-888-99TOWLE (888-998-6953) or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Towle Deep Value Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Supplemental Information	19
Expense Example	25

This report and the financial statements contained herein are provided for the general information of the shareholders of the Towle Deep Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.towlefund.com

TOWLE & CO.

D E E P  V A L U E  I N V E S T I N G

1-888-998-6953

October 2019

To Our Shareholders:

The Towle Deep Value Fund (the “Fund”) experienced a sharp rally in September bringing year-to-date returns to what we see as a more respectable level and ending what proved to be the most volatile twelve month period in the Fund’s history. For the fiscal year ended September 30, 2019, the Fund produced seven double-digit monthly returns, four negative and three positive, the largest of which was January’s +19.4%. Unfortunately, the positive results of 2019 have not been enough to fully recover from the steep sell-off incurred during the fourth quarter of 2018, and on a trailing twelve month basis the Fund has dramatically underperformed the broader market.

As we enter a new fiscal year, the global trade war weighs heavily on investor sentiment and CEO confidence, holding back risk-taking and capital spending plans. These dynamics threaten the economic outlook and have caused manufacturing to weaken. Nevertheless, we still anticipate that the durability of the U.S. consumer, low inflation, low commodity prices, stable credit markets, supportive central bank policy, and advancing trade talks will sustain the economy’s expansion. Considering this investment backdrop and the potential that investor confidence will improve from here, we believe the Fund’s portfolio is markedly undervalued.

Short and long-term performance results are noted below.

For the six months ended September 30, 2019, the Fund produced a total return of -1.14% compared to a total return of 0.79% for the Russell 2000 Value and 6.08% for the S&P 500 Index.

For the 12 months ended September 30, 2019, the Fund produced a total return of -22.14% compared to a total return of -8.24% for the Russell 2000 Value and 4.25% for the S&P 500 Index.

From inception to September 30, 2019, the Fund has compounded capital at a 8.94% annualized rate of return compared to 9.90% for the Russell 2000 Value and 13.55 % for the S&P 500 Index.

In our semi-annual letter dated April, 2019, we referenced the wide valuation gap between value and growth stocks. We alleged that such an extreme dispersion appeared unsustainable and might spell opportunity for long-term value investors. On July 16, 2019, JPMorgan’s Global Quantitative and Derivatives Strategy Group issued a research report with the subtitle, “Largest divergence ever presents opportunity for Value and High Volatility stocks.” In the report, Marko Kolanovic stated, “we think that the unprecedented divergence between various market segments offers a once in a decade opportunity to position for convergence. Currently, there is a record divergence between value/cyclical stocks on one side, and low volatility/defensive stocks on the other side.” He went on to say, “The bubble of low volatility stocks vs value stocks is now more significant than any relative valuation bubble the equity market has experienced in modern history.”

On October 1, 2019, Strategas Research Partners wrote, “we know not the time or the hour, but the undervaluation of Value stocks relative to Growth appears to be extreme – globally. Those believing in the concept of reversion to the mean might want to lean the other way.” The following chart from Strategas illustrates the magnitude of the valuation gap by displaying the ratio of the next twelve month price-to-earnings (NTM P/E) of U.S. value stocks divided by the NTM P/E of U.S. growth stocks.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month end please call 1-888-998-6953.

Source: Strategas October 1, 2019. Past performance does not guarantee future results. The Russell 3000 Index represents the U.S. broad stock market and is comprised of the 3000 largest U.S. publicly traded companies.

Wall Street’s rejection of the proposed WeWork IPO and shaky reception to the IPOs of Postmates and Peloton may be an early indication of a waning investor appetite for richly-valued, high-growth companies and a harbinger of better times ahead for value investors. Like Strategas, we know not when a sustainable rotation into value stocks will commence, but conditions appear ripe.

Doubt and uncertainty seem to rule the current environment. Using Google Trends, August marked 5-year relative highs for the search terms “yield curve” and “recession”. Are these apparent fears justified? The Conference Board Leading Economic Index has remained at modestly positive levels. Housing starts in the U.S. were up 6.6% year-over-year in August. Inflation has been low and stable, as have interest rates. Jim Paulsen of the Leuthhold Group notes that productivity growth has recently exhibited a positive tone, and Ed Clissold of Ned Davis Research states, “There are initial signs that the economy is emerging from a deceleration.” (Barron’s 9/23/19) We believe that the level of negativity regarding the prospects for the U.S. economy is unwarranted.

We also note that steep market declines have historically followed periods of excess. Currently, we find few excesses on Main Street. The personal savings rate as measured by the St. Louis Federal Reserve was 8.1% in August versus a reading of 3.1% just prior to the Great Recession. Mortgage underwriting standards have tightened considerably with 59% of origination volumes registering a FICO score above 760 versus just 27% in the pre-crisis years. A similar pattern exists in auto loans. Prudence seems to be the norm on Main Street.

Will the earnings power of Towle portfolio companies remain underappreciated indefinitely? We believe that global growth should accelerate over time, supported by a positive outcome from the trade talks between the U.S. and China. Together, the two countries make up 34% of global economic activity, and the incentives seem ripe for a constructive conclusion. With a median 2020 P/E of only 7.5x for the Towle portfolio, an historic valuation divergence between growth and value, and surplus fear surrounding global economic growth, we remain optimistic about our portfolio. We are reminded of a favorite thought from Peter Lynch: “Remember, things are never clear until it’s too late.”

Towle & Co. fully recognizes that the past 18 months have been difficult. However, stock markets tend to operate in cycles, and we plan to overcome the current downturn by remaining fully invested in the Fund’s undervalued holdings.

Thank you for investing with us and for your continued confidence.

J. Ellwood Towle

Christopher D. Towle

Peter J. Lewis, CFA

James M. Shields, CFA

Wesley R. Tibbetts, CFA

Stock fund prices fluctuate and investors may lose principal value. Micro-cap, small-cap and mid-cap stocks involve greater risks, and they can fluctuate in price more than larger company stocks. Foreign investments present additional risk due to currency exchange rate fluctuations, economic developments, political instability, and other factors. The Fund is non-diversified which increases the risk that the value of the Fund could go down because of the poor performance of a single investment. A value oriented investing style may go in and out of favor which may cause the Fund to sometimes underperform other equity fund.

Instances of high double-digit returns are extraordinary and may not be repeated. The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The views in this shareholder letter were those of the Fund Managers as of the letter’s publication date and may not reflect their views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Towle Deep Value Fund

FUND PERFORMANCE at September 30, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index. The value of the Russell 2000 Value Index on October 28, 2011 is used as the beginning value on October 31, 2011. Results include reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This Index does not reflect expenses, fees or sales charge, which would lower performance. The Index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of September 30, 2019	1 Year	5 Years	Since Inception	Inception Date
Towle Deep Value Fund	-22.14%	4.67%	8.94%	10/31/11
Russell 2000 Value Index	-8.24%	7.17%	9.90%	10/31/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-888-99TOWLE (888-998-6953).

Gross expense ratio was 1.18% and net expense ratio after recoupment of waived fees and/or reimbursed expenses was 1.20%. These were the amounts stated in the current prospectus dated February 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. This agreement is in effect until January 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Towle Deep Value Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2019

Number of Shares		Value
	COMMON STOCKS — 95.2%
	BASIC MATERIALS — 4.4%
140,970	Huntsman Corp.	$3,278,962
190,220	Shiloh Industries, Inc.*	787,511
		4,066,473
	CONSUMER, CYCLICAL — 53.6%
182,080	Adient PLC	4,180,557
293,230	Beazer Homes USA, Inc.*	4,369,127
229,330	Dana, Inc.	3,311,525
346,090	Fiat Chrysler Automobiles N.V.[1]	4,481,866
268,140	Goodyear Tire & Rubber Co.	3,862,557
50,380	Group 1 Automotive, Inc.	4,650,578
125,610	Hooker Furniture Corp.	2,693,078
112,130	M/I Homes, Inc.*	4,221,695
227,040	Meritor, Inc.*	4,200,240
67,130	Sonic Automotive, Inc. - Class A	2,108,553
595,040	Sportsman's Warehouse Holdings, Inc.*	3,082,307
116,120	Taylor Morrison Home Corp.*	3,012,153
273,410	Tenneco, Inc. - Class A	3,423,093
15,590	Whirlpool Corp.	2,468,832
		50,066,161
	CONSUMER, NON-CYCLICAL — 2.4%
194,280	United Natural Foods, Inc.*	2,238,106
	ENERGY — 6.7%
128,320	PBF Energy, Inc. - Class A	3,489,021
109,340	Renewable Energy Group, Inc.*	1,640,647
602,050	Southwestern Energy Co.*	1,161,956
		6,291,624
	FINANCIAL — 5.5%
155,650	Ally Financial, Inc.	5,161,354
	INDUSTRIAL — 22.6%
138,650	Atlas Air Worldwide Holdings, Inc.*	3,498,139
165,370	Builders FirstSource, Inc.*	3,402,488
351,020	Celadon Group, Inc.*	438,775
236,980	Celestica, Inc.*,1	1,699,147
318,980	Flex Ltd.*	3,338,126
331,860	Ryerson Holding Corp.*	2,830,766
98,950	Trinseo S.A.	4,249,902

Towle Deep Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
344,060	U.S. Xpress Enterprises, Inc. - Class A*	$1,658,369
		21,115,712
	Total Common Stocks
	(Cost $81,815,111)	88,939,430

Principal Amount
	SHORT-TERM INVESTMENTS — 5.1%
$4,759,353	UMB Money Market Fiduciary, 0.25%[2]	4,759,353
	Total Short-Term Investments
	(Cost $4,759,353)	4,759,353

	TOTAL INVESTMENTS — 100.3%
	(Cost $86,574,464)	93,698,783
	Liabilities in Excess of Other Assets — (0.3)%	(294,683)
	TOTAL NET ASSETS — 100.0%	$93,404,100

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund

SUMMARY OF INVESTMENTS

As of September 30, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Cyclical	53.6%
Industrial	22.6%
Energy	6.7%
Financial	5.5%
Basic Materials	4.4%
Consumer, Non-cyclical	2.4%
Total Common Stocks	95.2%
Short-Term Investments	5.1%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Towle Deep Value Fund

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2019

Assets:
Investments, at value (cost $86,574,464)	$93,698,783
Receivables:
Fund shares sold	12,950
Dividends and interest	8,191
Prepaid expenses	20,254
Total assets	93,740,178

Liabilities:
Payables:
Investment securities purchased	163,455
Fund shares redeemed	4,841
Advisory fees	60,058
Shareholder servicing fees (Note 7)	11,422
Fund administration fees	25,450
Auditing fees	18,401
Transfer agent fees and expenses	9,759
Custody fees	9,624
Trustees' deferred compensation (Note 3)	3,222
Chief Compliance Officer fees	2,500
Trustees' fees and expenses	788
Accrued other expenses	26,558
Total liabilities	336,078

Net Assets	$93,404,100

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$112,516,889
Total accumulated deficit	(19,112,789)
Net Assets	$93,404,100

Number of shares issued and outstanding	7,208,725
Net asset value per share	$12.96

See accompanying Notes to Financial Statements.

Towle Deep Value Fund

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2019

Investment income:
Dividends (net of foreign withholdings taxes of $42,453)	$2,082,858
Interest	7,310
Total investment income	2,090,168

Expenses:
Advisory fees	814,903
Fund administration fees	131,866
Shareholder servicing fees (Note 7)	71,798
Transfer agent fees and expenses	35,367
Registration fees	29,155
Legal fees	27,766
Custody fees	25,174
Auditing fees	18,239
Chief Compliance Officer fees	15,222
Shareholder reporting fees	11,849
Miscellaneous	11,436
Trustees' fees and expenses	8,663
Insurance fees	1,745
Total expenses	1,203,183
Net investment income	886,985

Realized and Unrealized Loss:
Net realized loss on investments	(19,327,687)
Net change in unrealized appreciation/depreciation on investments	(13,775,302)
Net realized and unrealized loss	(33,102,989)

Net Decrease in Net Assets from Operations	$(32,216,004)

See accompanying Notes to Financial Statements.

Towle Deep Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$886,985	$213,842
Net realized gain (loss) on investments	(19,327,687)	9,431,487
Net change in unrealized appreciation/depreciation on investments	(13,775,302)	(7,786,143)
Net increase (decrease) in net assets resulting from operations	(32,216,004)	1,859,186

Distributions to Shareholders:
Total distributions to shareholders	(9,744,058)	(22,659,182)

Capital Transactions:
Net proceeds from shares sold	24,321,094	43,528,114
Reinvestment of distributions	9,635,544	22,346,917
Cost of shares redeemed[1]	(39,048,485)	(20,455,313)
Net increase (decrease) in net assets from capital transactions	(5,091,847)	45,419,718

Total increase (decrease) in net assets	(47,051,909)	24,619,722

Net Assets:
Beginning of period	140,456,009	115,836,287
End of period	$93,404,100	$140,456,009

Capital Share Transactions:
Shares sold	1,844,666	2,318,172
Shares reinvested	714,803	1,216,490
Shares redeemed	(3,041,359)	(1,110,038)
Net increase (decrease) in capital share transactions	(481,890)	2,424,624

[1]	Net of redemption fee proceeds of $3,504 and $7,575, respectively.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.26	$22.00	$16.70	$13.08	$14.97
Income from Investment Operations:
Net investment income (loss)[1]	0.12	0.03	(0.02)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(4.11)	0.46	5.30	4.22	(1.38)
Total from investment operations	(3.99)	0.49	5.28	4.18	(1.40)

Less Distributions:
From net investment income	-	(0.05)	-	-	-
From net realized gain	(1.31)	(4.18)	-	(0.56)	(0.49)
Total distributions	(1.31)	(4.23)	-	(0.56)	(0.49)

Redemption fee proceeds[1]	- [2]	- [2]	0.02	- [2]	- [2]

Net asset value, end of period	$12.96	$18.26	$22.00	$16.70	$13.08

Total return[3]	(22.14)%	2.10%	31.74%	33.09%	(9.88)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$93,404	$140,456	$115,836	$103,175	$56,229

Ratio of expenses to average net assets:
Before fees waived/recovered	1.17%	1.18%	1.13%	1.23%	1.26%
After fees waived/recovered	1.17%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	0.86%	0.19%	(0.03)%	(0.29)%	(0.16)%
After fees waived/recovered	0.86%	0.17%	(0.10)%	(0.26)%	(0.10)%
Portfolio turnover rate	59%	41%	62%	40%	44%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

Note 1 – Organization

Towle Deep Value Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on October 31, 2011.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended September 30, 2016-2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Towle & Co. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.79% of the Fund’s average daily net assets. The Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Fund. This agreement is in effect until January 31, 2020, and it may be terminated before that date only by the Trust's Board of Trustees.

The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended September 30, 2019 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended September 30, 2019, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the "Plan") for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund's liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2019, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At September 30, 2019, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$89,882,581

Gross unrealized appreciation	$18,693,186
Gross unrealized depreciation	(14,867,984)

Net unrealized appreciation on investments	$3,816,202

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital and total accumulated deficit as follows:

Increase (Decrease)
Paid-in Capital	Total Accumulated Deficit
$ 178	$ (178)

As of September 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$890,028
Undistributed long-term capital gains	-
Accumulated earnings	890,028

Accumulated capital and other losses	(23,819,019)
Unrealized appreciation on investments	3,816,202
Total accumulated deficit	$(19,112,789)

The tax character of the distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

Distribution paid from:	2019	2018
Ordinary income	$3,763,264	$252,151
Net long-term capital gains	5,980,794	22,407,031
Total distributions paid	$9,744,058	$22,659,182

As of September 30, 2019, the Fund had $23,815,797 of post-October capital losses which are deferred until October 1, 2019 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended September 30, 2019 and for the year ended September 30, 2018, the Fund received $3,504 and $7,575, respectively.

Note 6 – Investment Transactions

For the year ended September 30, 2019, purchases and sales of investments, excluding short-term investments, were $60,201,207 and $75,767,224, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

For the year ended September 30, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$88,939,430	$-	$-	$88,939,430
Short-Term Investments	4,759,353	-	-	4,759,353
Total Investments	$93,698,783	$-	$-	$93,698,783

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major sector classification, please refer to the Schedule of Investments.

**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 10 – New Accounting Pronouncement

In August 2018, the SEC adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Fund has adopted ASU 2018-13 with these financial statements.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the Towle Deep Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Towle Deep Value Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 27, 2019

Towle Deep Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the year ended September 30, 2019, the Fund designates $5,980,794 as a 20.00% rate gain distribution for purposes of the dividends paid deduction.

Corporate Dividends Received Deduction

For the year ended September 30, 2019, 23.48% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, is designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended September 30, 2019, 47.45% of dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, is designated as qualified dividend income.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-99TOWLE. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	1	Investment Managers Series Trust (includes 60 portfolios)
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	Investment Managers Series Trust (includes 60 portfolios). Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

Towle Deep Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	1	Investment Managers Series Trust (includes 60 portfolios).
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	1	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 14 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	1	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 14 portfolios).

Towle Deep Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Interested Trustee:
Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	1	Investment Managers Series Trust (includes 60 portfolios).
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

Towle Deep Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Towle Deep Value Fund

SUPPLEMENTAL INFORMATION (Unauditied) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on June 19-20, 2019, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Towle & Co. (the “Investment Advisor”) with respect to the Towle Deep Value Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Russell 2000 Value Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Small Value fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended March 31, 2019; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the three-year period was the same as the Peer Group median return, but below the Fund Universe median return and the Russell 2000 Value Index return by 0.64% and 2.98%, respectively. The Fund’s annualized total return for the five-year period was below the Peer Group and Fund Universe median returns and the Russell Index return by 0.38%, 1.62%, and 2.62%, respectively. For the one-year period, the Fund’s total return was below the Peer Group median return by 11.56%, the Fund Universe median return by 11.94%, and the Russell Index return by 15.62%. The Trustees considered the Investment Advisor’s explanation that the concentrated and focused nature of the Fund’s strategy can cause short-term performance results to deviate substantially from the results of the Peer Group and benchmark, and that when severe enough, short-term sell-offs can significantly detract from multi-year returns. The Trustees also considered the Investment Advisor’s observation that the Fund’s return for the fourth quarter of 2018 was its worst quarterly return since inception, but that the Fund’s performance rebounded almost 13% during the first quarter of 2019.

Towle Deep Value Fund

SUPPLEMENTAL INFORMATION (Unauditied) - Continued

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Fund’s advisory fee is lower than the fee the Investment Advisor charges to manage separate accounts for institutional clients with similar objectives and policies as the Fund. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group and Fund Universe medians by 0.06% and 0.18%, respectively. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended March 31, 2019, noting that the Investment Advisor recouped fees it had previously waived. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Towle Deep Value Fund

EXPENSE EXAMPLE

For the Six Months Ended September 30, 2019 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/19	9/30/19	4/1/19 – 9/30/19
Actual Performance	$ 1,000.00	$ 988.60	$ 5.87
Hypothetical (5% annual return before expenses)	1,000.00	1,019.17	5.96

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

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Towle Deep Value Fund

A series of Investment Managers Series Trust

Investment Advisor

Towle & Co.

1610 Des Peres Road, Suite 250

St. Louis, Missouri 63131

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Towle Deep Value Fund	TDVFX	461 418 360

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Towle Deep Value Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-99TOWLE (888-998-6953) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-99TOWLE (888-998-6953) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at 1-888-99TOWLE (888-998-6953). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800- SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at 1-888-99TOWLE (888-998-6953).

Towle Deep Value Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: 1-888-99TOWLE (888-998-6953)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-99TOWLE (888-998-6953).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2019	FYE 09/30/2018
Audit Fees	$ 15,600	$ 15,450
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2019	FYE 09/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 09/30/2019	FYE 09/30/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)		/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	12/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	12/5/19

By (Signature and Title)		/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	12/5/19